ACQUISITION OF BUSINESSES	12 Months Ended
Dec. 31, 2025
Disclosure of transactions recognised separately from acquisition of assets and assumption of liabilities in business combination [abstract]
ACQUISITION OF BUSINESSES	ACQUISITION OF BUSINESSES
(a)Acquisitions completed in 2025
Industrials
Chemelex
On January 30, 2025, the partnership, together with institutional partners, acquired a 100% economic interest in Chemelex, a leading manufacturer of electric heat tracing systems. Total consideration for the business was $1,654 million, funded with debt and equity. The partnership received 100% of the voting rights, which provided the partnership with control, and accordingly, the partnership has consolidated the business for financial reporting purposes. The partnership’s economic ownership interest in the business is 26%.
Goodwill of $680 million was recognized and represents the growth the partnership expects to experience from the operations. The goodwill recognized was not deductible for income tax purposes. Intangible assets of $804 million were acquired as part of the transaction, comprising customer relationships of $498 million, brand and trademarks of $198 million, and developed technology and software of $108 million. Other items include $115 million of property, plant and equipment, $109 million of inventory, and $54 million of net other liabilities. Transaction costs of approximately $34 million were recorded as other expenses in the consolidated statements of operating results.
The partnership’s results from operations for the year ended December 31, 2025 include revenues of $624 million and $20 million of net loss attributable to Unitholders from the acquisition. If the acquisition had been effective January 1, 2025, the partnership would have recorded revenues of $664 million and a net loss of $19 million attributable to Unitholders for the year ended December 31, 2025.
(b)Acquisitions completed in 2024
There were no significant acquisitions during the year ended December 31, 2024